UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2012

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Explanatory Note

This Current Report on Form 8-K files previously amended bylaws. On December 12, 2012, the Board of Directors of P. H. Glatfelter Company (the “Company”) approved an amendment to the Company’s bylaws which were made publicly available on the Company’s corporate website on January 4, 2013. However, due to an administrative oversight, the Company did not file the amended bylaws as required by the Securities Exchange Act of 1934.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 12, 2012, the Company’s bylaws were amended to provide for the selection of a director to preside at meetings of independent directors or, in the absence of the Chairman of the Board, at Board meetings, and to provide for meetings of independent directors to be held at such times and places as they shall determine. A copy of the amended bylaws is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:
3.1	Bylaws as amended through December 12, 2012

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

September 24, 2013	By:	/s/ Kent K. Matsumoto

Name: Kent K. Matsumoto
Title: Interim General Counsel and Assistant Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Bylaws as amended throgh December 12, 2012